University of BRISTOL

**REPORT FOR COMPLETED STUDY** **JULY 2012**

**Title:**

MANF Distribution in the Striatum: Rat

**Study Purpose Summary:**

To evaluate the neurorestoration dose response of GDNF delivered by convection enhanced delivery (CED) in rodents.

**Study Number:**

Amarantus 001

**Summary:**

The primary objective of this study was to determine if a single injection of MANF (Amarantus) could be distributed via CED and detected after 7 days.

**Study Authors:**

Dr A Bienemann – Post-doctoral Research Associate

Dr H Taylor – Post-doctoral Research Associate

Prof S Gill – Professor of Neurosurgery

**Testing Facility:**

**The *in vivo* part of this study was be performed at:**

The Preclinical Veterinary School and Langford
Bristol University
Bristol
BS2 8EJ

**Histological analysis was be performed at:**

The Functional Neurosurgery Research Group
Avon Orthopaedic Centre
Bristol University
Southmead Hospital
Bristol
BS10 5NB

**Histological samples stored at:**

The Functional Neurosurgery Research Group
Avon Orthopaedic Centre
Bristol University
Southmead Hospital
Bristol
BS10 5NB

**Definitions and Abbreviations**

***MANF:*** Mesencephalic astrocyte-derived neurotrophic factor

***CED:*** Convection Enhanced Delivery

***GDNF:*** Glial cell line-derived neurotrophic factor

***IHC:*** Immunohistochemistry

***PBS:*** Phosphate buffered saline

## 1. Design of the Study

(As per appendix 1: overall study outlined by Commissiong et al.)

### Aim:

The primary objective of this study was to determine if a single injection of MANF (Amarantus) could be distributed via CED and detected after 7 days.

**MANF Diffusion in the Striatum: Rat**

A single dose of MANF or GDNF, 10 µg in 2.0 µL PBS, is infused into the centre of the right striatum of the rat. The experiment is terminated 7 days post injection, and MANF is identified in 40 µm thick sections of the control and experimental striata by immunocytochemsitry. N=10 for MANF and GDNF. The non-infused half of the brain will serve as a control.

**Final Methodology:**

- CED of MANF or GDNF control at infused concentrations of 10 µg in 2µL PBS into rat striatum.
- Termination at 0 hours to ascertain optimal flow-rates from 0.1µL/min, 1.25µL/min, and 5.0µL/min.
- Termination at 7 days using optimal flow-rates determined from 0 hour experiment.
- Analysis of MANF presence by IHC in 35µm tissue sections at 0 hours and 7 days.

A summary of infusions for each infused concentration and timepoint is shown in table 1.

**1a. Pilot Study - Animals used**

| Flow rate µL/min | Number of animals infused<br><br>0 hours | Number of animals infused<br><br>3 hours | Number of animals infused<br><br>24 hours | Number of animals infused<br><br>7 days |
|---|---|---|---|---|
| 0.1 | 1 | 1 | 1 | - |
| 1.25 | 1 | 1 | 1 | 6 |
| 2.5 | 1 | - | - | 7 |
| 5.0 | 1 | - | - | - |
| Total* | 4 | 2 | 2 | 13 |

**Table 1.** Summary of Rat Study infusions and tissue processing for each infused flowrate and time point. *Including animals lost before completed time point.

2. **Study Results**

**2a. Study Results: 0 hours**

- MANF was successfully detected at 0 hours following CED at all flowrates by IHC (Figure 1).
- The flowrates employed were 0.1 µL/min, 1.25 µL/min, and 5 µL/min.


A
B
C

**Figure 1. Distribution of MANF (Amarantus) in the striatum at different flow rates after 0 hrs** (A) 0.1 µL/ min (B) 1.25 µL/ min (C) 5 µL/ min. All infusions were 10 µg in 2 µL PBS. Scale bar = 250 µm.

**2b. Study Results: 7 days**

- Following on from the 0 hour time-point results, the flow rates employed for the 7 day study were 1.25µL/ min and 2.5µL/ min. These flow rates were predicted to be low enough for MANF to be detectable after 7 days
- MANF was successfully detected by IHC after 7 days post-infusion following CED at both flow rates (1.25µL/ min and 2.5µL/ min) (Figure 2).
- Higher amounts of MANF were detectable in those hemispheres infused with a flow rate of 1.25µL/ min compared to 2.5µL/ min.


1.
HT195 RHS Non-inf
2.
HT195 LHS GDNF
4.
HT140 LHS MANF STR
5.
6.
HT142 LHS MANF STR
7.
HT142 RHS PBS STR
8.
HT144 LHS MANF STR
9.
10.
11
HT145 LHS MANF STR
12.

**Figure 2. Distribution of MANF (Amarantus) in the striatum at different flow rates after 7 days.** GDNF (Peprotech) **(1 & 3)** and no infusion control **(2 & 4)** were completed at 2.5 µL/min into the striatum, as were Amarantus MANF **(5)** and no infusion control **(6)**. Amarantus MANF **(7, 9 & 11)** or PBS **(8)**/ no infusion **(10 & 12)** controls were completed at 1.25 µL/min into the striatum. Scale bar = 250 µm.

**3. Conclusions**

- After 0 hours, 10 µg of MANF delivered via CED was detectable by IHC at 0.1, 1.25, and 5.0µL/ min.
- After 7 days, 10 µg of MANF delivered via CED was detectable by IHC at 1.25, and 2.5µL/ min.
- After 7 days, detectable levels of MANF were higher in those hemispheres infused with a flow rate of 1.25 µL/ min.

- **The results of this study have shown successful delivery of MANF via CED at 0 hours and 7 days, with improved distribution at a lower infusion rate.**

**APPENDIX I**

**SYNOPSIS OF EXPERIMENTAL DESIGN**

The application consists of three experiments:

**EXPERIMENT 1: 6-OHDA Study: Rat**

**1A. 6-OHDA lesion in the MFB or striatum; MANF or GDNF targeted to the striatum: 2 Arms;**

1. Neuroprotection arm: 5 Groups, 60 Rats
   1) Control; 2) GDNF, 10 ug; 3) MANF, 1.0 ug; 4) MANF, 10 ug; 5) MANF 100 ug; N=12 per group

2. Neurorestoration arm: 5 Groups, 60 Rats
   1) Control; 2) GDNF 10 ug; 3) MANF, 1.0 ug; 4) MANF 10 ug; 5) MANF 100 ug: N=12 per group.

   ***Milestone #1**: Reduction in amphetamine-induced turning at day-14 and day-28 in one of the MANF treatment groups will signal the start of Experiment 1B. Negative results for all three MANF treatment groups will stop the start of Experiment 1B*

**1B. 6-OHDA lesion in the MFB or striatum; MANF targeted to the nigra: 2 Arms.**

1. Neuroprotection arm: 4 Groups, 48 Rats
   1) Control; 2) MANF, 1.0 ug; 3) MANF, 10 ug; 4) MANF 100 ug; N=12 per group.

2. Neurorestoration arm: 4 Groups, 48 Rats
   1. Control; 2) MANF, 1.0 ug; 3) MANF 10 ug; 4) MANF 100 ug: N=12 per group.

   ***Milestone #2** Reduction in amphetamine-induced turning in one of the three MANF treatment groups will signal the start of Experiment 2. Negative results for all three MANF treatment groups will signal that MANF may not be active in the nigra (highly unlikely), and will kill experiment #2.*

**EXPERIMENT 2: Effect of MPTP/MANF on the synthesis and metabolism of dopamine: Mouse**

Neurochemistry: 4 Groups, N=10, 40 Mice

MPTP is administered systemically; MANF is targeted to the nigra

1) Control; 2) MANF, 1.0 ug; 3) MANF 10 ug; 4) MANF, 100 ug;

The experiment is terminated on the 14th day after the administration of MANF.

**EXPERIMENT 3: MANF Diffusion in the Striatum: Rat**

A single dose of MANF or GDNF, 10 ug in 2.0 ul PBS, is infused into the centre of the right striatum of the rat. The experiment is terminated 7-days post injection, and MANF is identified in 40 um thick sections of the control and experimental striata by immunocytochemsitry. N=10 for MANF and GDNF. The non-infused half of the brain will serve as a control.

**SUMMARY**

The study consists of neurology half in which 6-OHDA lesions and behavioural testing will be done in rat, and the relative efficacies of MANF and GDNF compared. The second component consists of studies involving neurochemistry and immunohistochemistry. It is expected that these results will complement the behavioural studies, and both sets of results will be internally consistent.

All animals will be killed by an overdose of anesthetic. All rats in the study will receive 150 ml PBS at 4 °C, by transcardiac perfusion. Half of these animals will be further perfused with 200 ml, 4 %, paraformaldehyde, 4 °C to fix the tissue for immunocytochemistry. The unfixed brains will be used for neurochemistry. Brains will be frozen in steps, coded, numbered and analyzed over a period of a month.

## APPENDIX II

### Break Down of costs

| Category | Description | Input field data | value £ |
|---|---|---|---|
| Staff<br>Project Lead<br>Researcher | <br>Dr Ali Bienemann<br>Dr Hannah Taylor | <br><br><br>Staff Total | <br>208<br>1,271<br>1,479 |
| Non Staff Direct<br>Consumables | General consumables<br>Laboratory Supplies<br>Consumables for project<br>GDNF, Secondary<br>Antibodies | <br><br><br><br><br>Consumables Total | <br>4,266<br><br><br>1,104<br>5,370 |
| Facilities<br>Major Research<br>Facilities | <br><br><br>Wistar Rats | <br><br><br>Purchase<br>Maintenance<br>Facility Cost Total | <br><br><br>563<br>1,070<br>1,633 |
| | | Project Direct Costs Total | 8,482 |